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                                                              Exhibit 99.906CERT

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Equally-Weighted S&P 500 Fund

      In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2005, that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 23, 2005                        /s/ Ronald E. Robison
                                             ---------------------
                                             Ronald E. Robison
                                             Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Equally-Weighted S&P 500 Fund and will be retained by Morgan Stanley Equally-Weighted S&P 500 Fund and furnished to the Securities and Exchange Commission or its staff upon request.

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                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Equally-Weighted S&P 500 Fund

      In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2005 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 23, 2005                        /s/ Francis Smith
                                             -----------------
                                             Francis Smith
                                             Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Equally-Weighted S&P 500 Fund and will be retained by Morgan Stanley Equally-Weighted S&P 500 Fund and furnished to the Securities and Exchange Commission or its staff upon request.